Exhibit 10.29

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as amended, supplemented or modified from time to time, this “Agreement”), dated as of December 20, 2016, by and among Laureate Education, Inc., a public benefit corporation organized and existing under the laws of the State of Delaware (the “Corporation”), each of the Persons set forth on Schedule A hereto (each, an “Investor,” and collectively, the “Investors”), Douglas L. Becker (“DLB”) and Wengen Alberta, Limited Partnership, a limited partnership under the laws of the Province of Alberta (the “Sponsor”).  Unless otherwise specified, capitalized terms used herein shall have the respective meanings set forth in Section 1.  The Corporation and the other parties hereto are sometimes collectively referred to herein as the “Parties” and each is sometimes referred to herein as a “Party.”

RECITALS

WHEREAS, (a) Sponsor and certain other Persons are parties to that certain Registration Rights Agreement, dated as of July 11, 2007, as amended from time to time (the “Wengen Registration Rights Agreement”), pursuant to which Sponsor and such other Persons are granted certain registration rights in connection with the initial public offering and other registration of securities of the Corporation, (b) the Corporation, Sponsor, and the entities set forth on Schedule B hereto (collectively, the “IFC Investors”), are parties to that certain Investors’ Stockholders Agreement, dated January 16, 2013, as amended from time to time, pursuant to which, inter alia, are granted certain registration rights under the Wengen Registration Rights Agreement, and (c) the holders of Common Stock of the Corporation set forth on Schedule C hereto (collectively, the “M&D Investors,” and together with the IFC Investors, the “Other Stockholders”) are each a party to individual stockholder’s agreements with the Corporation and Sponsor, pursuant to each of which, inter alia, each M&D Investor is granted certain piggyback registration rights under the Wengen Registration Rights Agreement in respect of that number of shares of capital stock set forth therein;

WHEREAS, on the date hereof, the Investors purchased from the Corporation and the Corporation sold to the Investors pursuant to that certain Subscription Agreement dated December 4, 2016 (the “Subscription Agreement”) (i) 23,000 shares of Series A-1 Preferred Stock having an initial liquidation preference of $1,000 per share and (ii) 377,000 shares of Series A-2 Preferred Stock having an initial liquidation preference of $1,000 per share, in each case in the allocation set forth in the Subscription Agreement and subject to adjustment as provided in the Certificate of Designations which sets forth the rights, preferences and privileges of the Series A Preferred Stock (as defined in the Certificate of Designations);

WHEREAS, the Series A Preferred Stock shall be convertible into shares of the Corporation’s Common Stock as provided in the Certificate of Designations, subject to adjustment as set forth therein;

WHEREAS, on the date hereof, in connection with the issuance and sale of the Series A Preferred Stock, the Corporation and the Investors entered into that certain Stockholders Agreement; and

WHEREAS, the Corporation has filed a registration statement on Form S-1 under the Securities Act with the SEC in connection with the proposed initial public offering of its Common Stock.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1.                                           Definitions.

(a)                                 Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Certificate of Incorporation.

(b)                                 As used in this Agreement, the following terms shall have the following meanings:

“Addendum Agreement” means an Addendum Agreement in the form attached hereto as Exhibit A.

“Affiliate” means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such specified Person; provided that an Affiliate shall not include any portfolio company of any Person; provided, further that (i) the Corporation, its subsidiaries and its other Affiliates shall not be considered Affiliates of any Investor or of any such party’s Affiliates and (ii) no Investor or any of its Affiliates or Permitted Transferees (as defined in the Stockholders Agreement) shall be considered an Affiliate of the Corporation, another Investor or any of such other Investor’s Affiliates or Permitted Transferees.

“Agreement” shall have the meaning set forth in the preamble.

“Business Day” means any day excluding Saturday, Sunday or any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions are authorized or required by law or other governmental action to close.

“Certificate of Designations” means the Certificate of Designations relating to the Corporation’s Series A Preferred Stock, as it may be amended, restated, supplemented or modified from time to time.

“Certificate of Incorporation” means the certificate of incorporation of the Corporation (including the Certificate of Designations), as it may be amended, restated, supplemented or modified from time to time.

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“Common Stock” means (a) the common stock of the Corporation, par value $0.001 per share, (b) all shares hereafter authorized of any class of common stock of the Corporation, which has the right (subject always to the rights of any class or series of Preferred Stock of the Corporation) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount, and (c) any other securities into which or for which any of the securities described in clause (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction, and, following the closing date of an IPO or QPO, the class of shares of Capital Stock issued by the Corporation to the public.

“Common Stockholders” means any holder of Common Stock other than the Investors (including the Sponsor and the Other Stockholders).

“Conversion Stock” means the shares of Common Stock that are issued or issuable upon conversion of any or all of the outstanding shares of Series A Preferred Stock pursuant to the Certificate of Designations.

“Corporation” shall have the meaning set forth in the preamble.

“Demand Notice” shall have the meaning set forth in Section 3(a)(i).

“Demand Registration” shall have the meaning set forth in Section 3(a)(i).

“Demand Registration Holder” shall have the meaning set forth in Section 3(a)(i).

“Equity Security” has the meaning ascribed to such term in Rule 405 under the Securities Act, and in any event includes any security having the attendant right to vote for directors or similar representatives.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority or any successor agency having jurisdiction under the Exchange Act.

“Holder” means each Person that beneficially holds, directly or indirectly, Registrable Securities and is a party to this Agreement (including any Person that becomes a Party pursuant to Section 11(c)), except for the Corporation.

“IFC Investors” shall have the meaning set forth in the recitals.

“Indemnified Party” shall have the meaning set forth in Section 8(c).

“Indemnifying Party” shall have the meaning set forth in Section 8(c).

“Investors” shall have the meaning set forth in the preamble.

“Lock-Up Agreement” shall have the meaning set forth in Section 5(a).

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“Lock-Up Period” shall have the meaning set forth in Section 5(a).

“Long-Form Registration” shall have the meaning set forth in Section 3(a)(i).

“Losses” shall have the meaning set forth in Section 8(a).

“M&D Investors” shall have the meaning set forth in the recitals.

“Non-Marketed Take-Down” shall have the meaning set forth in Section 4(c).

“Notice” shall have the meaning set forth in Section 3(a).

“Other Stockholders” shall have the meaning set forth in the recitals.

“Permitted Transferee” means any Person that is a Transferee of a Permitted Transfer (as defined in the Stockholders’ Agreement).

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, Governmental Authority or other entity.

“Piggyback Holder” shall have the meaning set forth in Section 4(a).

“Piggyback Notice” shall have the meaning set forth in Section 4(a).

“Piggyback Registration” shall have the meaning set forth in Section 4(a).

“Piggyback Response” shall have the meaning set forth in Section 4(a).

“Priority Amount” means shares of Registrable Securities constituting Conversion Stock in a dollar amount equal to, as of any date of determination, the greater of (a) 25% of the aggregate offering price of all Common Stock proposed to be offered and sold in the Initial Follow-On Public Offering, and (b) $275 million.  For avoidance of doubt, the Priority Amount shall be deemed satisfied in full for purposes of this Agreement in the event that the Investors have registered and sold Registrable Securities constituting Conversion Stock in connection with the Registration Statements hereunder in an amount not less than $275 million.

“Proceeding” means any action, claim, suit, investigation, audit, controversy, arbitration or proceeding (including an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act and any free writing prospectus), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

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“Public Offering” means the offer and sale of Common Stock to the public pursuant to an effective Registration Statement (other than Form S-4 or Form S-8 or any similar or successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.

“Registrable Securities” means any and all shares of Common Stock and any other shares of Common Stock or securities convertible into Common Stock issued or issuable with respect to any such shares of Common Stock by way of share split, or in connection with a combination of shares, share dividend, recapitalization, merger, exchange, conversion, or reclassification.  As to any particular Registrable Securities, once issued, such shares of Common Stock (or securities convertible into Common Stock) shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (iii) they shall have ceased to be outstanding, or (iv) they are sold in a private transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee of such securities.  The same Registrable Security may not be registered under more than one Registration Statement at any one time.

“Registration Statement” means any registration statement of the Corporation under the Securities Act which covers the offering of any securities, including any Prospectus or amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requisite Participating Holders” means, as of any date of determination, the Holders of two-thirds or more of the aggregate Modified Liquidation Preference as of such date or, if then converted, Conversion Stock, in each case as of such date, voting together as a separate class, that elect to participate in an offering or sale of Conversion Stock pursuant to an effective Registration Statement; provided that, from the date hereof until the Abraaj Second Payment Date (as defined in the Subscription Agreement), such amount shall be determined as if Abraaj (as defined in the Subscription Agreement) has paid its entire Investor Initial Purchase Price (as defined in the Subscription Agreement), including, for the avoidance of doubt, the portion to be funded on the Abraaj Second Payment Date. Notwithstanding the foregoing or the applicable provisions of the General Corporation Law of the State of Delaware, including Section 242(b) thereof, shares of Series A Preferred Stock or Conversion Stock, as applicable, held by the Current Stockholders (as defined in the Subscription Agreement) or any Affiliates of the Current Stockholders, if any, shall not be counted for purposes of determining whether the Requisite Participating Holders threshold has been satisfied (and shall be disregarded in the numerator and the denominator of that determination); provided, that, such restriction shall automatically terminate without any further action upon the Transfer of shares of Series A Preferred Stock or Conversion Stock, as applicable, by the Current Stockholders or any Affiliates of the Current Stockholders, as applicable, to an Unaffiliated Third Party and such Unaffiliated Third Party shall be entitled to vote or consent to the actions subject to a vote or consent of the Requisite Participating Holders pursuant hereto.

“Requisite Series A Preferred Holders” shall mean, as of any date of determination, the Holders of two-thirds or more of the aggregate Modified Liquidation

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Preference as of such date or, if then converted, Conversion Stock, in each case as of such date, voting together as a separate class; provided that, from the date hereof until the Abraaj Second Payment Date (as defined in the Subscription Agreement), such amount shall be determined as if Abraaj (as defined in the Subscription Agreement) has paid its entire Investor Initial Purchase Price (as defined in the Subscription Agreement), including, for the avoidance of doubt, the portion to be funded on the Abraaj Second Payment Date.  Notwithstanding the foregoing or the applicable provisions of the General Corporation Law of the State of Delaware, including Section 242(b) thereof, subject to the last sentence of this definition, shares of Series A Preferred Stock or Conversion Stock, as applicable, held by the Current Stockholders (as defined in the Subscription Agreement) or any Affiliates of the Current Stockholders, if any, shall not be counted for purposes of determining whether the Requisite Series A Preferred Holders threshold has been satisfied (and shall be disregarded in the numerator and the denominator of that determination); provided, that, such restriction shall automatically terminate without any further action upon the Transfer of shares of Series A Preferred Stock or Conversion Stock, as applicable, by the Current Stockholders or any Affiliates of the Current Stockholders, as applicable, to an Unaffiliated Third Party (as defined in the Subscription Agreement) and such Unaffiliated Third Party shall be entitled to vote or consent to the actions subject to a vote or consent of the Requisite Series A Preferred Holders pursuant hereto.  Solely for purposes of the affirmative determination of the Requisite Series A Preferred Holders to require the Corporation to register pursuant to the first sentence of Section 3 hereof, the number of shares of Series A Preferred Stock then held by the Current Stockholders or any Affiliates of the Current Stockholders, if any, shall be counted for purposes of determining whether the Requisite Series A Preferred Holders threshold has been satisfied (both in the numerator and the denominator of that determination).

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation hereafter adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Shelf-Holders” shall have the meaning set forth in Section 4(c).

“Shelf Notice”  shall have the meaning set forth in Section 3(a)(vi).

“Shelf Registration Statement” shall have the meaning set forth in Section 3(a)(v).

“Shelf Underwritten Offering” shall have the meaning set forth in Section 4(c).

“Short-Form Registrations” shall have the meaning set forth in Section 3(a)(i).

“Sponsor” shall have the meaning set forth in the preamble.

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“Stockholders Agreement” means that certain Stockholders Agreement, dated as of the date hereof, entered into by and among the Corporation, the Investors and the other parties thereto, as it may be amended, restated, supplemented or modified from time to time.

“Take-Down Notice” shall have the meaning set forth in Section 4(c).

“underwritten registration” or “underwritten offering” means a registration in which securities of the Corporation are sold to an underwriter for reoffering to the public.

Section 2.                                           Conversion of Series A Preferred Stock; Sponsor Transfer Restrictions.  The shares of Series A Preferred Stock shall be convertible by the Corporation or any Investor solely pursuant to the Certificate of Incorporation and otherwise in accordance with this Agreement.

Section 3.                                           Demand Registrations.

(a)                                 Requests for Registration.

(i)                                     Subject to the following paragraphs of this Section 3(a), and the limitations on the number of Demand Registrations under Section 3(e), if any shares of Series A Preferred Stock are converted or, within the following forty-five (45) days, required or entitled to be converted, the Requisite Series A Preferred Holders (such Holders, a “Demand Registration Holder”) shall have the right, by delivering a written notice to the Corporation, to require the Corporation to register pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the offer and sale of the number or dollar amount of Registrable Securities constituting Conversion Stock requested to be so registered pursuant to the terms of this Agreement on Form S-1 or any similar or successor long-form registration (such registration form utilized hereunder, a “Long-Form Registration”) or Form S-3 or any similar or successor short-form registration (such registration form utilized hereunder, a “Short-Form Registration”) (any such written notice delivered pursuant to this clause, a “Demand Notice” and any such registration, a “Demand Registration”).  The Demand Registration Holder may, in connection with any Demand Registration that is on Short-Form Registration, require the Corporation to file such Registration Statement with the SEC in accordance with and pursuant to Rule 415 under the Securities Act including, if the Corporation is then eligible, as an automatic shelf registration.  Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Corporation shall use its reasonable best efforts to file a Registration Statement as promptly as practicable (but not later than sixty (60) days after the Demand Notice is delivered) and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof; provided, that, in connection with such Registration Statement, the Corporation shall in good faith consider any underwriter recommendations from the Demand Registration Holder, but shall otherwise have no obligation to implement any such recommendations.  Notwithstanding anything to the contrary

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in this Agreement, no Demand Notice may be provided prior to the closing of an IPO or QPO.  In addition, during the Lock-Up Period, if any, no Demand Notice may be given if the proposed effective date for the Registration Statement thereof is a date prior to the expiration of such Lock-Up Period.

(ii)                                  No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (A) the Registration Statement relating thereto does not become effective other than as a direct consequence of a material default or material breach by such Demand Registration Holder, (B) the Registration Statement relating thereto is not maintained effective for the period required pursuant to this Section 3, (C) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (D) the request for registration is withdrawn by the requesting Demand Registration Holder for any reason within ten (10) Business Days of the Demand Notice, (E) less than the lesser of Registrable Securities constituting Conversion Stock representing the then applicable Priority Amount or seventy-five percent (75%) of the Registrable Securities constituting Conversion Stock requested by the Demand Registration Holder for inclusion in such registration are so included pursuant to Section 3(b), (F) pursuant to clause (c) or clause (d) below, or (G) in the event of an underwritten offering, the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than as a direct consequence of a material default or material breach by such Demand Registration Holder; provided, however, in each case, that such requesting Demand Registration Holder shall be entitled to an additional Demand Registration in lieu thereof.

(iii)                               Within five (5) Business Days after receipt by the Corporation of a Demand Notice in accordance with this Section 3(a), the Corporation shall give written notice (the “Notice”) of such Demand Notice to all other Holders and shall, subject to the provisions of Section 3(b), include in such registration all Registrable Securities constituting Conversion Stock with respect to which the Corporation received written requests for inclusion therein within five (5) Business Days after such Notice is given by the Corporation to such Holders; provided, however, that the Corporation shall only be required to deliver any Notice as provided in Section 4(a).

(iv)                              All requests made pursuant to this Section 3 shall specify the number or dollar amount of Registrable Securities constituting Conversion Stock to be included for registration and the intended methods of disposition thereof.

(v)                                 The Corporation shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holders are required to refrain from selling

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any securities included in such Registration Statement at the request of the Corporation or an underwriter selected by the Corporation pursuant to the provisions of this Agreement; provided, further, that if such registration is a shelf registration statement that permits sales of Common Stock on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”), such Demand Registration shall only be deemed to have been effected if such Registration Statement remains effective for the lesser of (i) 365 days and (ii) until all Registrable Securities registered thereunder have actually been sold.

(vi)                              Without limiting the foregoing, within ten (10) Business Days after the Corporation becomes eligible to file a Shelf Registration Statement or, if earlier, at any time within the thirty (30) day period before the Corporation reasonably expects it will become so eligible, the Corporation shall give written notice (the “Shelf Notice”) to all Holders and shall include in such registration all Registrable Securities constituting Conversion Stock of the Investors. The Corporation shall as promptly as practicable, and in any event within twenty (20) Business Days after the giving of the Shelf Notice, file with the SEC a Shelf Registration Statement with respect to such Registrable Securities to be included in accordance with the foregoing sentence and shall amend such Shelf Registration Statement at such times and as reasonably requested by Holders so as to permit the inclusion of any Registrable Securities constituting Conversion Stock therein.  With respect to any Shelf Registration Statement covering Registrable Securities, the Corporation shall use its reasonable best efforts (if the Corporation is not eligible to use an automatic Shelf Registration Statement at the time of filing) to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be usable by the applicable Holder until the date as of which all Registrable Securities included in such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder).

(b)                                 Priority on Demand Registration.  If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Corporation and/or the Holders of such securities in writing that in its reasonable view the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including securities proposed to be included by other holders of securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

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(i)                                     first, to the Investors up to the Priority Amount, Registrable Securities constituting Conversion Stock which shall be allocated among the Investors pro rata on the basis of the number of such shares of Registrable Securities constituting Conversion Stock requested to be included in such Registration Statement (including pursuant to the second to last sentence of this Section 3(b)) by each Investor;

(ii)                                  second, to the Investors, the Sponsor and the Other Stockholders, the number of Registrable Securities requested by such Investors, the Sponsor and the Other Stockholders to be included in such Registration Statement, which shall be allocated pro rata among them on the basis of the number of Registrable Securities each such Person requested to include in such offering;

(iii)                               third, to the Corporation, the number of shares of Common Stock requested by the Corporation (as the case may be) for inclusion in such offering; and

(iv)                              fourth, to any other Persons entitled to participate in such Registration Statement, the number of Registrable Securities requested by such Persons to be included in such Registration Statement, which shall be allocated pro rata among them on the basis of the number of Registrable Securities each such Person requested to include in such offering.

For purposes of any underwriter cutback in this Agreement, all Registrable Securities requested to be included in such Registration Statement by any Holder shall also include any Registrable Securities requested to be included by any Permitted Transferees of such Holder and their respective Affiliates; provided, that such Holder and its Permitted Transferees and their respective Affiliates shall be deemed to be a single selling Holder, and any pro rata reduction (unless the managing underwriter requires a different allocation) with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities requested to be included in such Registration Statement by such selling Holder and its Permitted Transferees and their respective Affiliates.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c)                                  Postponement of Demand Registration.  The Corporation, with the approval of the Board, shall be entitled to postpone (but not more than once in any twelve-month period), for a reasonable period of time not in excess of forty-five (45) days, the filing of a Registration Statement, or suspend the use of such effective Registration Statement (a “Suspension”) for such period of time if the Corporation delivers to the holders requesting the Demand Registration a certificate signed by both the chief executive officer and chief financial officer of the Corporation certifying that, in the good faith judgment of the Board (after consultation with its outside counsel), such registration and offering (i) would reasonably be expected to materially adversely affect or materially interfere with any bona fide material financing or other material transaction of the Corporation under consideration by the Corporation or (ii) would require public disclosure of material information that has not been disclosed to the public, which information (A) would be required to be disclosed in such Registration Statement so that such Registration Statement would not be materially misleading, and (B) the premature

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disclosure of which would materially adversely affect the Corporation.  Such certificate shall be delivered by the Corporation promptly with respect to such Demand Registration and shall contain a statement in reasonable detail of the reasons for such postponement or suspension and an approximation of the anticipated delay or length of suspension.  The Holders receiving such certificate shall keep the information contained in such certificate confidential subject to the same terms set forth in Section 6(p) and, if the certificate relates to the suspension of use of an effective Registration Statement, shall discontinue sales under the Registration Statement.  If the Corporation shall so postpone the filing of a Registration Statement, a Demand Registration Holder requesting such registration shall have the right to withdraw its request for registration by giving written notice to the Corporation within ten (10) days of the anticipated termination date of the postponement period, as provided in the certificate delivered to the Holders, and if so withdrawn, any shares of Series A Preferred Stock held by such Holder(s) shall not be converted by the Corporation pursuant to the Certificate of Designations other than at the election of such Holder(s) pursuant to the Certificate of Designations or as otherwise provided in the Certificate of Designation.  The Corporation shall promptly notify the selling Holders of the expiration of any period during which it exercised its rights under this Section 3(c).  In the event that the Corporation exercises its rights under this Section 3(c) and any Holder shall not have withdrawn its request for registration pursuant to this Section 3(c), it shall, as promptly as practicable following the expiration of the applicable deferral or suspension period, file or update and use its reasonable best efforts to cause the effectiveness of, as applicable, the applicable deferred or suspended Registration Statement.

(d)                                 Cancellation of a Demand Registration.  The Requisite Participating Holders that delivered the Demand Notice to the Corporation in connection with an offering pursuant to this Section 3 shall have the right, at any time prior to the effectiveness of the applicable Registration Statement, to notify the Corporation that they have determined that the Registration Statement filed in connection with such offering be abandoned or withdrawn, in which event the Corporation shall abandon or withdraw such Registration Statement.  In such event, the Investors shall be entitled to an additional Demand Registration in lieu thereof.  For the avoidance of doubt, the foregoing right shall not apply to a Registration Statement filed by the Corporation pursuant to Section 3(a)(vi) hereof.

(e)                                  Number of Demand Notices.  In connection with the provisions of this Section 3, the Demand Registration Holder shall have two (2) Demand Notices, in each case with respect to Long-Form Registrations which they are permitted to deliver (or cause to be delivered) to the Corporation hereunder; provided, that the Demand Registration Holder shall not be permitted to deliver a Demand Notice with a proposed effective date that is a date on which the conversion of shares of Series A Preferred Stock held by the Demand Registration Holder would not be permitted pursuant to the terms of the Certificate of Designations; and provided, further, that the Corporation shall not be required to effect a Long Form Registration within six (6) months after the effective date of any other Long Form Registration of the Corporation.  The Investors shall have an unlimited number of Demand Notices with respect to Short-Form Registrations which they are permitted to deliver (or cause to be delivered) to the Corporation hereunder.  The Corporation shall not be required to effect a Demand Registration if, (x) in the event that the registration contemplated by the Demand Notice is an underwritten registration, the managing underwriter shall advise the Corporation that, or (y) in the event that such registration is not underwritten, the Board of Directors in good faith shall determine that, the

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aggregate offering price the aggregate offering price of the Registrable Securities to be sold in such offering is not reasonably expected to exceed $10,000,000.

(f)                                   Registration Statement Form.  If any registration requested pursuant to this Section 3 which is proposed by the Corporation to be effected by the filing of a Short-Form Registration shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Corporation in writing that, in its reasonable opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(g)                                  If a Demand Registration has been requested or is required to be effected pursuant to this Section 3, the Corporation may, at any time prior to the date that the applicable Registration Statement is required to be filed hereunder, convert such Demand Registration, at its sole cost and expense, to an Initial Follow-On Public Offering subject to the provisions of Section 4 of this Agreement (which for purposes of Section 4 will be considered a Registration Statement initiated by the Corporation); provided, however, that such conversion shall not delay, suspend, terminate or result in the loss or reduction of any rights, preferences or benefits that otherwise would have inured to the benefit of the Demand Registration Holder hereunder had such conversion not been effected.

Section 4.                                           Piggyback Registration.

(a)                                 Right to Piggyback.  Except with respect to a Demand Registration, the procedures for which are addressed in Section 3, if the Corporation proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock (including for an Initial Follow-On Public Offering), whether or not for sale for its own account (other than a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, the Corporation shall give prompt written notice of such filing at least twenty (20) days before the anticipated filing date (the “Piggyback Notice”) to each Investor (each, a “Piggyback Holder”).  Subject to Section 4(b), (i) the Piggyback Notice shall offer each Piggyback Holder the opportunity to include (or cause to be included) in such Registration Statement the number of Registrable Securities constituting Conversion Stock as each such Piggyback Holder may request (a “Piggyback Registration”), (ii) each Piggyback Holder may elect to participate in such Registration Statement by written notice to the Corporation requesting the inclusion of any of such Holder’s shares of Registrable Securities constituting Conversion Stock in such Piggyback Registration within ten (10) days following such Holder’s receipt of the Piggyback Notice (the “Piggyback Response”), and (iii) the Corporation shall include in each such Piggyback Registration all Registrable Securities constituting Conversion Stock with respect to which the Corporation has received a timely Piggyback Response.  The Corporation shall not be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration (including for an Initial Follow-On Public Offering) beyond the earlier to occur of (A) 180 days after the effective date thereof, and (B) consummation of the distribution by the requesting Piggyback Holder of the Registrable Securities included in such Registration Statement.

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(b)                                 Priority on Piggyback Registrations.  The Corporation shall use reasonable best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders who have submitted a Piggyback Response in connection with such offering to include in such offering all Registrable Securities constituting Conversion Stock included in each Holder’s Piggyback Response on the same terms and conditions as any other shares of Common Stock, if any, of the Corporation included in such offering.  Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Corporation that it is their good faith opinion that the total amount of securities that such Holders, the Corporation and any other Persons having rights to participate in such registration, intend to include in such offering exceeds the number that can be sold in such offering without adversely affecting the success of such offering, then there shall be included in such offering the number or dollar amount of such securities that in the good faith opinion of such managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of securities shall be allocated as follows:

(i)                                     first, to the Investors up to the Priority Amount, Registrable Securities constituting Conversion Stock which shall be allocated among the Investors pro rata on the basis of the number of such shares of Registrable Securities constituting Conversion Stock requested to be included in such Registration Statement (including pursuant to the second to last sentence of this Section 4(b)) by each Investor;

(ii)                                  second, to the Investors, the Sponsor and the Other Stockholders, the number of Registrable Securities requested by such Investors, the Sponsor and the Other Stockholders to be included in such Registration Statement, which shall be allocated pro rata among them on the basis of the number of Registrable Securities each such Person requested to include in such offering;

(iii)                               third, to the Corporation, the number of shares of Common Stock requested by the Corporation (as the case may be) for inclusion in such offering; and

(iv)                              fourth, to any other Persons entitled to participate in such Registration Statement, the number of Registrable Securities requested by such Persons to be included in such Registration Statement, which shall be allocated pro rata among them on the basis of the number of Registrable Securities each such Person requested to include in such offering;

provided, however, if the Corporation initiated the process to sell Common Stock in a Public Offering (including in respect of an Initial Follow-On Public Offering), clause (ii) above will become “third” in the hierarchy, and clause (iii) above will become “second.”

For purposes of any underwriter cutback in this Agreement, all Registrable Securities requested to be included in such Registration Statement by any Holder shall also include any Registrable Securities requested to be included by any Permitted Transferees of such Holder and their respective Affiliates; provided, that such Holder and its Permitted Transferees and their respective Affiliates shall be deemed to be a single selling Holder, and any pro rata reduction

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(unless the managing underwriter requires a different allocation) with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities requested to be included in such Registration Statement by such selling Holder and its Permitted Transferees and their respective Affiliates.  No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c)                                  Shelf-Take Downs.  At any time that a Shelf-Registration Statement covering Registrable Securities is effective, any Investor (each, a “Shelf-Holder”) may deliver a notice to the Corporation (a “Take-Down Notice”) stating that it intends to effect an underwritten offering (including an underwritten “block trade”) of all or part of its Registrable Securities constituting Conversion Stock included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”), and the Corporation shall amend or supplement the Shelf-Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 4(c)) and comply with Section 10; provided, that the Corporation shall not be required to effect a Shelf Underwritten Offering if the managing underwriter shall advise the Corporation that, in its reasonable opinion, the aggregate offering price of the Registrable Securities to be sold in such offering is not expected to exceed $10,000,000. The rights of the Shelf-Holders to deliver a Take-Down Notice shall be unlimited.  In connection with any Shelf Underwritten Offering:

(i)                                     the Corporation promptly shall deliver the Take-Down Notice to the Investors and all other Holders included on such Shelf-Registration Statement and permit each such Holder to sell its Registrable Securities included on the Shelf-Registration Statement in the Shelf Underwritten Offering if such Holder notifies the proposing Holders and the Corporation within three (3) days after delivery of the Take-Down Notice to such Holder; and

(ii)                                  in the event that the underwriter determines and advises the Corporation and such Shelf-Holders in writing that, in its reasonable view, marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of Registrable Securities which would otherwise be included in such take down, the underwriter may limit the number of Registrable Securities which would otherwise be included in such take-down offering in the same manner as described in Section 3(b), with respect to a limitation of shares to be included in a registration.

If a Shelf-Holder desires to effect a sale of Registrable Securities registered under a shelf-registration statement that does not constitute a Shelf Underwritten Offering (a “Non-Marketed Take-Down”), such Shelf-Holder shall so indicate in a written request delivered to the Corporation no later than five (5) Business Days prior to the expected date of such Non-Marketed Take-Down, and, if necessary, the Corporation shall file and effect an amendment or supplement to its Shelf Registration Statement for such purpose as soon as practicable.

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Section 5.                                           Restrictions on Public Sale by Holders.

(a)                                 Each Holder that participates in any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 in which the Investors individually or collectively propose to register and sell an amount of Conversion Stock equal to or greater than the Priority Amount, hereby agrees, if requested (pursuant to a written notice) by the managing underwriter or underwriters in connection with any such underwritten offering, to enter into an agreement, the duration and terms of which shall be agreed between the Holder(s) and the managing underwriter or underwriters in such underwritten offering, whereby such Holder(s) agrees not to effect any public sale or distribution of any of the Common Stock (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another Person any of the economic consequences of owning shares of Common Stock, or to give any Demand Notice (a “Lock-Up Agreement”), with respect to any underwritten offering, after the date of the Prospectus relating to such offering (or the applicable final Prospectus supplement if such offering is made pursuant to a “shelf” registration), pursuant to which such offering shall be made, plus an extension period as may be proposed by the managing underwriter to address FINRA regulations regarding the publishing of research, or such lesser period as is required by the managing underwriter.  Notwithstanding anything to the contrary set forth herein, in the event that the Corporation or underwriters release any party to a Lock-Up Agreement from any or all of such party’s obligations thereunder, all Holders shall be similarly released from their obligations thereunder in the same manner and to the same extent as such released party, and each Lock-Up Agreement shall contain a provision to such effect.

(b)                                 If any registration pursuant to Section 3 or Section 4 is made in connection with any underwritten Public Offering, the Corporation will not effect any public sale or distribution of any Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) (other than a Registration Statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, within ninety (90) days after the effective date of such registration, or such lesser period as may otherwise be agreed between the Corporation and the managing underwriter or underwriters of such Public Offering.

Section 6.                                           Registration Procedures.  If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3 or Section 4, the Corporation shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall cooperate in the sale of the securities and shall, as expeditiously as possible:

(a)                                 prepare and file, in each case as promptly as reasonably practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Corporation in accordance with the intended method or methods of distribution thereof, make all required filings by the Corporation with FINRA and use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Corporation shall furnish or

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otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC and any documents incorporated by reference therein, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Corporation’s books and records, officers, accountants and other advisors; and the Corporation shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) with respect to a Demand Registration to which the Requisite Participating Holders, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of counsel for the Corporation, such filing is necessary to comply with applicable law or regulation;

(b)                                 prepare and file with the SEC such amendments, post-effective amendments and supplements to each Registration Statement and the Prospectus used in connection therewith to the extent not publicly available, and such Exchange Act reports as may be reasonably requested by the Holders or as necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; provided, that if the Corporation prepares any such amendments, post-effective amendments or supplements to a Registration Statement or Prospectus or any such Exchange Act report, the Holders and their respective counsel shall have a reasonable period of time prior to the filing thereof in which to review and comment thereon, which period shall, in any event, be no less than two (2) Business Days;

(c)                                  notify each selling Holder, its counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Corporation has reason to believe that the representations and warranties of the Corporation contained in any agreement (including any underwriting agreement) contemplated by Section 6(o) below cease to be true and correct, (v) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, and (vi) if the Corporation has

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knowledge of the occurrence of any event that makes any statement made in such Registration Statement or related Prospectus, any amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders of the occurrence of such an event and shall not provide additional information regarding such event to the extent such information would constitute material non-public information);

(d)                                 use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;

(e)                                  if requested by the managing underwriters, if any, or the Requisite Participating Holders in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit or facilitate the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Corporation has received such request; provided, however, that the Corporation shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Corporation, in compliance with applicable law or regulation;

(f)                                   furnish or make available to each selling Holder, its counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such Holder, counsel or underwriter); provided, that the Corporation may furnish or make available any such documents in electronic format;

(g)                                  deliver to each selling Holder, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; provided, that the Corporation may furnish or make available any such documents in electronic format; and the Corporation, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto in accordance with this Agreement;

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(h)                                 prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, or (ii) take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(i)                                     cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each Holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two (2) Business Days prior to the settlement date with respect to any sale of Registrable Securities;

(j)                                    use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary or advisable to enable the seller or sellers of such Registrable Securities or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Corporation will cooperate in all reasonable respects with the granting of such approvals;

(k)                                 promptly upon the occurrence of, and its knowledge of, any event contemplated by Sections 6(c)(ii) or (vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus responds to such comments or requests for amendments, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and as such Registration Statement responds to such comments or request for amendments, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading;

(l)                                     prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

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(m)                             provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(n)                                 use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed or authorized for quotation or trading on a national securities exchange or automated quotation system if shares of the particular class of Registrable Securities are at that time listed, quoted or traded on such exchange or automated quotation system, as the case may be, prior to the effectiveness of such Registration Statement;

(o)                                 in connection with any underwritten offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the Requisite Participating Holders in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of Registrable Securities in such underwritten offering, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Corporation and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish to the selling Holders of such Registrable Securities and the underwriters for such underwritten offering, customary opinions and Rule 10b-5 letters of outside counsel to the Corporation and updates thereof (which counsel and its opinions and letters (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsels to the selling Holders of the Registrable Securities), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Corporation (and, if necessary, any other independent certified public accountants of any Subsidiary of the Corporation or of any business acquired by the Corporation for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification and/or contribution provisions and procedures substantially to the effect set forth in Section 8 with respect to all parties to be indemnified pursuant to said Section except as otherwise approved by the Board, and (v) deliver such documents and certificates as may be reasonably requested by the Requisite Participating Holders in connection with such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(o)(i) above and to evidence compliance with any

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customary conditions contained in the underwriting agreement or other agreement entered into by the Corporation.  The above shall be done at each closing under such underwriting or similar agreement (or at such other time as may be required thereunder), or as and to the extent required thereunder;

(p)                                 make available for inspection by a representative of the selling Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Corporation and its Subsidiaries, and cause the officers, directors and employees of the Corporation and its Subsidiaries to supply all information, in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a non-permitted disclosure or failure to safeguard by such Person.  In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Corporation written notice of the proposed disclosure prior to such disclosure and, if requested by the Corporation, assist the Corporation in seeking to prevent or limit the proposed disclosure.  Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Corporation or its Subsidiaries in violation of law;

(q)                                 cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including participation in “road shows”) taking into account the Corporation’s business needs;

(r)                                    cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(s)                                   use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(t)                                    use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

The Corporation may require each Holder that has requested to have securities registered pursuant to Section 3 or Section 4 or that has requested to sell stock in a Shelf Underwritten Offering to which any registration is being effected to furnish to the Corporation in writing such information required in connection with such registration or sale regarding such

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seller and the distribution of such Registrable Securities as the Corporation may, from time to time, reasonably request in writing and the Corporation may exclude from such registration or sale the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Corporation shall not file any Registration Statement with respect to any Registrable Securities, or any Prospectus used in connection therewith, and shall not file or make any amendment to any such Registration Statement or any amendment of or supplement to any such Prospectus, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Corporation, without the consent of such Holder, such consent not to be unreasonably withheld, conditioned or delayed by such Holder, unless and to the extent such disclosure is required by law or regulation, in which case the Corporation shall provide written notice to such Holder no less than two (2) Business Days prior to the filing of such Registration Statement or any amendment to any such Registration Statement or any Prospectus used in connection therewith or any amendment of or supplement to any such Prospectus.  In addition, the Corporation shall not file any Registration Statement with respect to any Registrable Securities, or any Prospectus used in connection therewith, and shall not file or make any amendment to any Registration Statement or any amendment of or supplement to any such Prospectus, that refers to any Investor by name, or otherwise identifies such Investor as the holder of any securities of the Corporation, without also referring to any other Investor who requests to be named or otherwise identified therein.

If the Corporation files any Shelf Registration Statement on Form S-3 for the benefit of the holders of any of its securities other than the Holders, the Corporation agrees that it shall use reasonable best efforts to include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering transaction of the securities to the Holders) in order to permit the Holders to be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder agrees if such Holder has Registrable Securities covered by a Registration Statement that, upon receipt of any notice from the Corporation of the occurrence of any event of the kind described in Sections 6(c)(ii), 6(c)(iii), 6(c)(iv), 6(c)(v), or 6(c)(vi) such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k), or until it is advised in writing by the Corporation that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 and Section 4 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

Section 7.                                           Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Corporation (including (i) all registration and filing fees (including fees and expenses with respect to (A) filings required to be made with the SEC,

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all applicable securities exchanges and/or FINRA and (B) compliance with securities or “blue sky” laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6(h)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the Requisite Participating Holders in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses of the Corporation, (iv) fees and disbursements of counsel for the Corporation, (v) expenses of the Corporation incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(o)(iii) (including the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Corporation, and (vii) fees and disbursements of one counsel (including in connection with any proposed filing of a Registration Statement or Prospectus in connection therewith) for the Holders whose shares are included in a Registration Statement, which counsel shall be selected by the Requisite Participating Holders, shall be borne by the Corporation whether or not any Registration Statement is filed or becomes effective.  In addition, the Corporation shall pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.

The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by any Holder or by any underwriter (except as set forth in clauses (i)(B) and (vii) of the first paragraph of this Section 7), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation), or (iii) subject to Section 8, any other expenses of the Holders not specifically required to be paid by the Corporation pursuant to the first paragraph of this Section 7.

Section 8.                                           Indemnification.

(a)                                 Indemnification by the Corporation.  The Corporation shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by applicable law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against any and all losses, claims, damages, liabilities, costs (including costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such party in connection with any investigation or Proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement or

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Proceedings in respect thereof (collectively, “Losses”), as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like) or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to the Corporation and (without limitation of the preceding portions of this Section 8(a)) will reimburse each such Holder, each of its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such Losses; provided, that the Corporation shall not be liable in any such case to the extent that any such Losses arises out of or is based on any untrue statement or omission by such Holder or underwriter, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, disclosure package, Prospectus, offering circular or any amendment thereof or supplement thereto, or any document incorporated by reference therein or other document in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of such Holder or underwriter for use therein.  It is agreed that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Losses (or Proceedings in respect thereof) if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld, conditioned or delayed by any Holder).

(b)                                 Indemnification by Holder.  The Corporation may require, as a condition to including any Registrable Securities in any Registration Statement filed in accordance with this Agreement, that the Corporation shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify, to the fullest extent permitted by law, severally and not jointly with any other Holders, the Corporation, its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees of each such controlling Person and all other prospective sellers, from and against all Losses arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, Prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to (without limitation of the portions of this Section 8(b)) reimburse the Corporation, its officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees and each Person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents, employees of each such controlling Person and all other prospective sellers for any legal or any other expenses reasonably incurred in connection with investigating or defending any such

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Losses, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of such Holder for inclusion in such Registration Statement, Prospectus, offering circular or other document; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such Loss (or Proceedings in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned or delayed); and provided, further, that the liability of such Holder shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)                                  Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity pursuant to Section 8(a) or Section 8(b) (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure.  The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails promptly to assume the defense of any such claim or Proceeding, or in any event within thirty (30) days after the date the Indemnified Party’s notice of any claim or Proceeding for which indemnification or contribution is sought is given to the Indemnifying Party; (iii) the Indemnified Party reasonably concludes, based on the advice of counsel, that a conflict of interest exists between the Indemnifying Party and the Indemnified Party in the defense of such claim or Proceeding; or (iv) the Indemnifying Party fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or Proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties (unless there is an actual conflict of interest between one or more of the Indemnified Parties and the Indemnifying Party has been notified in writing of such conflict, in which case such conflicted Indemnified Parties or group of conflicted Indemnified Parties (as the case may be) may be represented by separate counsel, the fees and expenses of whom shall be borne by the Indemnifying Party), or for fees and expenses that are not reasonable.  Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld, conditioned or delayed).  The Indemnifying Party shall not consent to

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entry of any judgment or enter into any settlement that (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder or (y) involves the imposition of equitable remedies or any obligations on the Indemnified Party or materially adversely affects such Indemnified Party other than as a result of financial obligations for which such Indemnified Party would be entitled to indemnification hereunder.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, from the sale of the Registrable Securities covered by such Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  The Parties agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentence.  Notwithstanding the provisions of this Section 8(d), an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the amount that such Indemnifying Party has otherwise been, or would otherwise be, required to pay pursuant to Section 8(b) by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)                                  To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Corporation agrees that (i) the indemnification and contribution provisions contained in this Section 8 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities

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registered under the Securities Act, including receipt of customary opinions, Rule 10b-5 letters and comfort letters.

(f)                                   Indemnification similar to that specified in the preceding provisions of this Section 8 (with appropriate modifications) shall be given by the Corporation and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any law or regulation (other than the Securities Act) of any Governmental Authority.

(g)                                  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 9.                                           Rule 144.

(a)                                 After an IPO or QPO, the Corporation shall (i) use reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner (or, if the Corporation is not required to file such reports, upon the request of the Requisite Series A Preferred Holders, make publicly available such information), (ii) take such further action as any Holder may reasonably request to permit sales of Registrable Securities pursuant to Rule 144, and (iii) promptly furnish to each Holder forthwith upon written request, (x) a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Corporation, and (z) such other reports and documents so filed by the Corporation as such Holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.  Upon the request of any Holder, the Corporation shall deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b)                                 The foregoing provisions of this Section 9 are not intended to modify or otherwise affect any restrictions on Transfers contained in the Stockholders Agreement.

Section 10.                                    Underwritten Registrations; Registration Participation Requirements.

(a)                                 Subject to that certain investment banking services letter, dated as of December 4, 2016, by and between the Corporation and Macquarie Capital, in connection with any underwritten offering, the investment banker or investment bankers and managers shall be selected by the Corporation; provided, that, (i) in connection with a Demand Registration pursuant to Section 3(a) or initiating a Shelf-Takedown pursuant to Section 4(c), the Corporation shall in good faith consider any underwriter or market recommendations from the Demand Registration Holder or the Investors, but shall otherwise have no obligation to implement any such recommendations.

(b)                                 No Person may participate in any registration hereunder, unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by a

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Registration Statement on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements in customary form and other documents required under the terms of such underwriting arrangements; provided, that (A) such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s Registrable Securities being sold and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Corporation or the managing underwriter by such Person pertaining exclusively to such Person for use therein, (B) such Person shall not be required to sell more than the number of Registrable Securities that such Person has requested to include in any registration, and (C) if such Person disapproves of the terms of the underwriting, such Person may elect, prior to the effective date of the registration statement filed in connection with such registration, to withdraw therefrom by written notice to the Corporation, the managing underwriters and, in the case of a Demand Registration, a Demand Registration Holder that requested such Demand Registration.

Section 11.                                    Miscellaneous.

(a)                                 Amendments and Waivers.  Except as otherwise expressly provided herein, this Agreement may be amended, modified or supplemented, and any provision hereof may be waived, only by a written instrument duly approved by the Corporation and the Requisite Series A Preferred Holders; provided, however, that an amendment or modification that (i) would affect an Investor (solely in its capacity as an Investor and not otherwise) in a manner disproportionately adverse as compared to the effect on any other Investor (solely in its capacity as an Investor and not otherwise) immediately prior to such amendment will be effective against the Investor so adversely and disproportionately affected only with the prior written consent of such Investor; (ii) materially adversely affects the right of the Sponsor to participate in a Demand Registration in accordance with the terms and subject to the conditions set forth in Section 3(b) or a Piggyback Registration as provided in Section 4(b), or (iii) amends the definition of “Priority Amount”, will be effective only with the prior written consent of the Sponsor.  Notwithstanding the foregoing, the Requisite Series A Preferred Holders shall have the right to (without the consent of the Board), and shall, amend this Agreement as requested by the Requisite Series A Preferred Holders to add new parties as “Investors” hereunder in connection with the issuance of additional shares of Series A Preferred Stock pursuant to the terms of that certain Subscription Agreement, dated on or about the date hereof, by and among the Corporation and the holders of Series A Preferred Stock.  Notwithstanding anything to the contrary in this Agreement, Schedule A hereto may be amended (x) by the Corporation from time to time to add information regarding additional stockholders that become Investors pursuant to the Stockholders Agreement without the consent of the other Parties hereto and (y) by any Investor, in such Investor’s sole discretion and without the consent or approval of any other Person, including the Corporation or any other Stockholder, to reflect any Transfer that is effected in accordance with the provisions of Section 2.5 of the Stockholders Agreement; provided, that, subject to such Investor’s foregoing right, no Person may be designated as an “Investor” under this Agreement by an amendment of Schedule A by the Corporation or otherwise without the prior written consent of the Requisite Series A Preferred Holders.

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(b)                                 Notices.

(i)                                     Except as otherwise expressly provided in this Agreement, all notices, requests and other communications to any Party hereunder shall be in writing (including a facsimile or similar writing) and shall be given to such Party at the address or facsimile number specified for such Party on Schedule A to the Stockholders Agreement (or in the case of the Corporation, Section 11(b)(ii)) or as such Party shall hereafter specify for the purpose by notice to the other Parties.  Each such notice, request or other communication shall be effective (A) if personally delivered, on the date of such delivery, (B) if given by facsimile, at the time such facsimile is transmitted and the appropriate confirmation is received, (C) if delivered by an internationally-recognized overnight courier, on the next Business Day after the date when sent, (D) if delivered by registered or certified mail, three (3) Business Days (or, if to an address outside the United States, seven (7) days) after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (E) if given by any other means, when delivered at the address specified on Schedule A hereto or in Section 11(b)(ii):

(ii)                                  All notices, requests or other communications to the Corporation hereunder shall be delivered to the Corporation at the following address and/or facsimile number in accordance with the provisions of Section 11(b):

Laureate Education, Inc.

650 S. Exeter Street

Baltimore, MD 21202

Attention:  Robert W. Zentz, Senior Vice President and General Counsel

Facsimile:  (410) 843-8544

E-mail: robert.zentz@laureate.net

with a copy to (which shall not constitute notice):

DLA Piper LLP (US)

6225 Smith Avenue

Baltimore, Maryland 21209

Attention:  R.W. Smith, Jr., Esq.

Telecopy:  (410) 580-3266

E-mail: jay.smith@dlapiper.com

To the Investors, as set forth on Schedule A hereto.

To the Sponsor as follows:

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Wengen Alberta, Limited Partnership
9 West 57th Street, Suite 4200
New York, New York 10019
Attention:  Brian Carroll
Telecopy:  (212) 750-0003

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention:  Gary Horowitz, Esq.
Telecopy:  (212) 455-2502

(c)                                  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the Parties, including Permitted Transferees of the Investors and subsequent Holders acquired, directly or indirectly, from the Investors; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Corporation an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Corporation) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Holder for purposes of this Agreement.  This Agreement is not intended to confer any rights or remedies upon, and shall not be enforceable by any Person other than the actual Parties hereto, their respective successors and permitted assigns, and solely with respect to the provisions of Section 8, each Indemnified Party.

(d)                                 Additional Parties.  From and after the date hereof, any Person to whom Registrable Securities held by an Investor have been Transferred shall be joined as a Party and shall be deemed a Party as of the date hereof following the execution and delivery by such Person of an Addendum Agreement to the Corporation.

(e)                                  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or pdf attachment to electronic mail shall be effective as delivery of a manually executed counterpart to this Agreement.

(f)                                   Headings; Construction.  The titles of Sections and paragraphs of this Agreement are for convenience only and do not define or limit the provisions hereof.  The definitions in Section 1 shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  All references herein to Sections, exhibits and schedules and paragraphs shall be deemed to be references to Sections and paragraphs of, and exhibits to, this Agreement unless the context shall otherwise require.  All exhibits attached hereto shall be deemed incorporated herein as if set forth in full herein.  The terms “clause(s)” and “subparagraph(s)” shall be used herein interchangeably.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  All accounting terms not defined in this Agreement shall have the meanings determined by

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United States generally accepted accounting principles as in effect from time to time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  References to a Person are also to its permitted successors and permitted assigns.  Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified, supplemented or restated, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.

(g)                                  Schedules and Exhibits.  All schedules and exhibits attached to this Agreement are incorporated and shall be treated as if set forth herein.

(h)                                 Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any Party under this Agreement shall not be materially and adversely affected thereby, (i) such provision shall be fully severable, (ii) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (iv) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

(i)                                     Entire Agreement.  This Agreement together with the Stockholders Agreement and the other agreements referenced in Section 5.4 of the Stockholders Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and thereof and supersedes all prior agreements and understandings of the Parties in connection herewith and therewith, and no covenant, representation or condition not expressed in this Agreement, the Stockholders Agreement or such other agreements referenced in Section 5.4 of the Stockholders Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

(j)                                    Securities Held by the Corporation or its Subsidiaries.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation or its Subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k)                                 Specific Performance.  The Parties acknowledge that money damages may not be an adequate remedy for breaches or violations of this Agreement and that any Party, in addition to any other rights and remedies which the Parties may have hereunder or at law or in equity, may, in its sole discretion, apply to a court of competent jurisdiction in accordance with Section 11(m) for specific performance or injunction or such other equitable relief as such court may deem just and proper in order to enforce this Agreement in the event of any breach of the provisions of this Agreement or prevent any violation hereof and, to the extent

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permitted by applicable law, each Party hereby waives (i) any objection to the imposition of such relief, and (ii) any requirement for the posting of any bond or similar collateral in connection therewith.

(l)                                     Term.  This Agreement shall terminate with respect to an Investor or another Holder on the date on which such Holder ceases to directly or indirectly hold Registrable Securities; provided, that such Holders rights and obligations pursuant to Section 8, as well as the Corporation’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any Registration Statement in which any Registrable Securities of such Holder were included.

(m)                             Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.  The Parties hereby declare that it is their intention that this Agreement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required.  Each of the Parties:  (i) agrees that this Agreement involves at least US $100,000.00; (ii) agrees that this Agreement has been entered into by the Parties in express reliance upon 6 Del. C. § 2708(a); (iii) irrevocably and unconditionally submits to the exclusive jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware with respect to all actions and proceedings arising out of or relating to this Agreement and the transactions contemplated hereby; (iv) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence any action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts; (v) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum; (vi) irrevocably acknowledges and agrees that it is a commercial business entity and is a separate entity distinct from its ultimate equity holder and/or the executive organs of the government of any state and is capable of suing and being sued; (vii) agrees that its entry into this constitutes, and the exercise of its rights and performance of its obligations hereunder will constitute, private and commercial acts performed for private and commercial purposes that shall not be deemed as being entered into in the exercise of any public function; and (viii) agrees that, for the purpose of receiving service of process or other legal summons in connection with any such dispute, litigation, action or proceeding brought in such courts and agrees that, any such process or summons may be served on it by mailing a copy of such process or summons by an internationally-recognized courier service to the address set forth next to its name in Schedule A or with respect to the Corporation, the address set forth in Section 11(b)(ii), with such service deemed effective on the fifth day after the date of such mailing; and (ix) agrees that a final judgment in any such action or proceeding and from which no appeal can be made shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The Parties agree that any violation of this Section 11(m) shall constitute a material breach of this Agreement and shall constitute irreparable harm.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY

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JURY IN RESPECT OF ANY CLAIM, ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n)                                 Representation by Counsel.  Each of the Parties has been represented by and has had an opportunity to consult with legal counsel in connection with the drafting, negotiation and execution of this Agreement.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any Party by any court or arbitrator or any Governmental Authority by reason of such Party having drafted or being deemed to have drafted such provision.

(o)                                 Cumulative Remedies.  No failure by any Party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach of such or any other covenant, agreement, term or condition shall operate as a waiver of such or any other covenant, agreement, term or condition of this Agreement.  Any Party by notice given in accordance with Section 11(b) may, but shall not be under any obligation to, waive any of its rights or conditions to its obligations hereunder, or any duty, obligation or covenant of any other Party.  No waiver shall affect or alter the remainder of this Agreement but each and every covenant, agreement, term and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach.  The rights and remedies provided by this Agreement are cumulative and the exercise of any one right or remedy by any Party shall not preclude or waive its right to exercise any or all other rights or remedies.

(p)                                 Further Assurances.  Each Party agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by applicable Law or as, in the reasonable judgment of the Board, may be necessary or advisable to carry out the intent and purposes of this Agreement.

(q)                                 No Inconsistent Agreements; Most Favored Nation.  The Corporation shall not (x) enter into any agreement with respect to its securities that is inconsistent with or violates the rights, preferences or privileges granted to the Holders hereunder (for the avoidance of doubt, any agreement that grants or has the effect of granting to any Person demand registration rights or incidental or piggyback registration rights senior to or with priority over the rights held by the Holders hereunder, or on parity with the rights held by the Holders hereunder with respect to the Priority Amount, shall be deemed to be inconsistent with or violate the rights granted to the Holders herein), or (y) enter into any agreement with any holder or prospective holder of any securities of the Corporation giving such Person any registration rights that would be more favorable to such Person than the registration rights granted to the Investors or any of their respective Permitted Transferees under this Agreement.

(r)                                    Reliance on Authority of Person Signing Agreement.  If a Party is not a natural person, neither the Corporation nor any other Party will (i) be required to determine the authority of the individual signing this Agreement to make any commitment or undertaking on behalf of such entity or to determine any fact or circumstance bearing upon the existence of

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the authority of such individual, or (ii) be responsible for the application or distribution of proceeds paid or credited to individuals signing this Agreement on behalf of such entity.

(s)                                   Other Registration Rights.  Except as set forth on Schedule 11(s) hereto, there are no registration rights or similar rights of any Person in respect of Registrable Securities or other equity securities of the Corporation.

(t)                                    Public Announcements.  None of the parties hereto may represent the Investors’ views on any matter or suggest or imply that the Investors are responsible or liable for any activities of the Corporation or any of its Subsidiaries.  Except as otherwise provided in this Section 11(t) and other than with respect to filings or notices required by Law or the Debt Documents (as defined in the Certificate of Designations), the Corporation may only reference the name and logo of an Investor and refer to the aggregate amount of Purchased Securities issued and sold pursuant hereto in (i) any presentations, materials or other disclosures prepared and/or made in connection with a Public Offering or any offering of debt securities of the Corporation (including in connection with roadshows and analyst meetings), or (ii) in connection with its customary marketing activities in the ordinary course of its business consistent with past practice.  Other than with respect to filings or notices to the extent required by Law or the Debt Documents (as defined in the Certificate of Designations), the Corporation may not refer to an Individual Investor Purchase Price.  Each Investor and any of their respective Affiliates may publicly disclose their participation (and solely their participation) in the transactions contemplated by this Agreement and the documents contemplated thereby, and in connection therewith may reference the name and logo of the Corporation.  Except with respect to filings or notices required by Law or the Debt Documents (as defined in the Certificate of Designations), or as otherwise provided in the second, third and fourth sentences of this Section 11(t), each of the Parties will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement, and no Party will make any such news release or public disclosure without first giving prior written notice and consulting with the other Parties and receiving their consent (which shall not be unreasonably withheld or delayed) and each Party shall coordinate with the other with respect to any such news release or public disclosure.

[Signature pages follow.]

33

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

LAUREATE EDUCATION, INC.

By:	/s/ Eilif Serck-Hanssen
Name: Eilif Serck-Hanssen
Title: EVP, CFO

SPONSOR

WENGEN ALBERTA, LIMITED PARTNERSHIP

By:	Wengen Investments Limited, its General Partner

By:	/s/ Douglas L. Becker
Name: Douglas L. Becker
Title: CEO

DOUGLAS L. BECKER

By:	/s/ Douglas L. Becker

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

MACQUARIE SIERRA INVESTMENT HOLDINGS, INC.

By:	/s/ Larry Handen
Name: Larry Handen
Title: Authorized Signatory

By:	/s/ Tobias Bachteler
Name: Tobias Bachteler
Title: President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

ABRAAJ PLATINUM HOLDING, L.P.

By: Abraaj Platinum GP Limited, acting in its capacity as general partner of Abraaj Platinum Holding, L.P.

By:	/s/ Waqar Siddique
Name: Waqar Siddique
Title: Authorized Signatory

By:	/s/ Rafique Lakhani
Name: Rafique Lakhani
Title: Authorized Signatory

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO SPECIAL SITUATIONS FUND, L.P.

By: Apollo Situations Advisors, L.P., its general partner
By: Apollo Special Situations Advisors GP, LLC, its general partner

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

AESI II, L.P.

By: Apollo European Strategic Management, L.P., its Investment Manager
By: Apollo European Strategic Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By: Apollo Centre Street Advisors (APO DC), L.P., its General Partner
By: Apollo Centre Street Advisors (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By: Apollo Zeus Strategic Advisors, L.P., its General Partner
By: Apollo Zeus Strategic Advisors, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

AP INVESTMENT EUROPE III, L.P.

By: Apollo Europe Management III, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By: Apollo Credit Opportunity Advisors III LP, its General Partner
By: Apollo Credit Opportunity Management III LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO HERCULES PARTNERS, L.P.

By: Apollo Hercules Advisors, L.P., its General Partner
By: Apollo Hercules Advisors GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO UNION STREET PARTNERS, L.P.

By: Apollo Union Street Advisors, L.P., its General Partner
By: Apollo Union Street Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO THUNDER PARTNERS, L.P.

By: Apollo Thunder Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO KINGS ALLEY CREDIT FUND, L.P.

By: Apollo Kings Alley Credit Advisors, L.P., its General Partner
By: Apollo Kings Alley Credit Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO A-N CREDIT FUND (DELAWARE), L.P.

By: Apollo A-N Credit Management, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO TOWER CREDIT FUND, L.P.

By: Apollo Tower Credit Advisors, LLC, its General Partner

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

APOLLO LINCOLN PRIVATE CREDIT, L.P.

By: Apollo Lincoln Private Credit Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

RK GOLD (CAYMAN) HOLDINGS, L.P.

By: CFIG (Cayman) Holdings Limited, its general partner

By:	/s/ Jonathan Jacoby
Name: Jonathan Jacoby
Title: Vice President

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

KKR 2006 FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates 2006 (Overseas), Limited Partnership, its General Partner

By:	KKR 2006 Limited, its General Partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

KKR PARTNERS II (INTERNATIONAL), LIMITED PARTNERSHIP

By: KKR PI-II GP Limited, its General Partner

By:	/s/ William J. Janetschek
	Name:	William J. Janetschek
	Title:	Director

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

SNOW, PHIPPS GROUP, LP.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
Name: Ian K. Snow
Title: Managing Member

SNOW, PHIPPS GROUP (RPV), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
Name: Ian K. Snow
Title: Managing Member

SNOW, PHIPPS GROUP (OFFSHORE), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
Name: Ian K. Snow
Title: Managing Member

SNOW, PHIPPS GROUP (B), L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
Name: Ian K. Snow
Title: Managing Member

S.P.G. CO-INVESTMENT, L.P.

By: SPG GP, LLC, its general partner

By:	/s/ Ian K. Snow
Name: Ian K. Snow
Title: Managing Member

Signature Page to Registration Rights Agreement

Schedule A

Name of Investor	Address for notices
Macquarie Sierra Investment Holdings Inc.

125 W 55th Street, Level 17

New York, NY 10019

Attention: MacCap Legal and Melissa Toomey

E-mail: ibgcflegalna@macquarie.com; Melissa.Toomey@macquarie.com with a copy to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Ilan Nissan, Paul Cicero and Oreste Cipolla

Telecopy: +1 212 202 6392

E-mail: INissan@Goodwinlaw.com; PCicero@Goodwinlaw.com; OCipolla@Goodwinlaw.com

AESI II, L.P.

AESI II, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Centre Street Partnership, L.P.	Apollo Centre Street Partnership, L.P. One Manhattanville Road, Suite 201 Purchase, NY 10577 Attention: Joseph D. Glatt E-mail: jglatt@apollolp.com with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Zeus Strategic Investments, L.P.

Apollo Zeus Strategic Investments, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Credit Opportunity Trading Fund III

Apollo Credit Opportunity Trading Fund III LP

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

AP Investment Europe III, L.P.	AP Investment Europe III, L.P. 9 West 57th Street, 43rd Floor New York, NY 10019 Attention: Joseph D. Glatt E-mail: jglatt@apollolp.com with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Hercules Partners, L.P.

Apollo Hercules Partners, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Union Street Partners, L.P.

Apollo Union Street Partners, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Thunder Partners, L.P.	Apollo Thunder Partners One Manhattanville Road, Suite 201 Purchase, NY 10577 Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Kings Alley Credit Fund, L.P.

Apollo Kings Alley Credit Fund, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Lincoln Private Credit Fund, L.P.

Apollo Lincoln Private Credit Fund, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo A-N Credit Fund (Delaware), L.P.

Apollo A-N Credit Fund, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Tower Credit Fund, L.P.

Apollo Tower Credit Fund, L.P.

One Manhattanville Road, Suite 201

Purchase, NY 10577

Attention: Joseph D. Glatt

E-mail: jglatt@apollolp.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail:  Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

Apollo Special Situations Fund, L.P.

Apollo Special Situations Fund, L.P.

c/o Apollo Special Situations Advisors, L.P.

One Manhattanville, Suite 201

Purchase, NY 10577

Attn: General Counsel

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Brian Finnegan and Tracey Zaccone

Telecopy: +1 212 373 3000

E-mail: Bfinnegan@paulweiss.com; Tzaccone@paulweiss.com

RK Gold (Cayman) Holdings, L.P.

c/o GCM Customized Fund Investment Group, L.P

767 Fifth Avenue, 14th Floor

New York, NY 10153

Attention: General Counsel

E-mail: legal@gcmlp.com

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10166-0193

Attention: Edward Sopher and Glenn Pollner

Telecopy: +1 212 351 4000

E-mail:  ESopher@gibsondunn.com; GPollner@gibsondunn.com

Abraaj Platinum Holding, L.P.

The Abraaj Group

Pedregal 24-801B

Molino del Rey, 11040

Mexico City, Mexico

Attention: Miguel Olea and Eduardo Cortina

Telecopy: +52 55 9178 9010

E-mail: miguel.olea@abraaj.com; eduardo.cortina@abraaj.com

with a copy to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, MA 02110-1802

Attention: Shayla Harlev

Telecopy: +1 617 772 8300

E-mail: Shayla.Harlev@weil.com

KKR 2006 Fund (Overseas), Limited Partnership	Kohlberg Kravis Roberts & Co. 9 West 57th St., Suite 4200 New York, NY 10019 Attention: General Counsel Facsimile: +1 212 750 0003 with a copy to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Sean D. Rodgers, P.C. Telecopy: +1 212 446 4800 E-mail: Sean.rodgers@kirkland.com

KKR Partners II (International), Limited Partnership

Kohlberg Kravis Roberts & Co.

9 West 57th St., Suite 4200

New York, NY 10019

Attention: General Counsel

Facsimile: +1 212 750 0003

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Sean D. Rodgers, P.C.

Telecopy: +1 212 446 4800

E-mail:  Sean.rodgers@kirkland.com

Snow, Phipps Group, L.P.

Snow, Phipps Group, LP.

667 Madison Avenue, 18th Floor

New York, NY 10021

Attention: Ian K. Snow

Telecopy:

E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Sean D. Rodgers, P.C.

Telecopy: +1 212 446 4800

E-mail:  Sean.rodgers@kirkland.com

Snow, Phipps Group (RPV), L.P.	Snow, Phipps Group (RPV), L.P. 667 Madison Avenue, 18th Floor New York, NY 10021 Attention: Ian K. Snow Telecopy: E-mail: isnow@spgpartners.com with a copy to:

Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Sean D. Rodgers, P.C. Telecopy: +1 212 446 4800 E-mail: Sean.rodgers@kirkland.com

Snow, Phipps Group (Offshore), L.P.

Snow, Phipps Group, LP.

667 Madison Avenue, 18th Floor

New York, NY 10021

Attention: Ian K. Snow

Telecopy:

E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Sean D. Rodgers, P.C.

Telecopy: +1 212 446 4800

E-mail:  Sean.rodgers@kirkland.com

Snow, Phipps Group (B), L.P.

Snow, Phipps Group (B), L.P.

667 Madison Avenue, 18th Floor

New York, NY 10021

Attention: Ian K. Snow

Telecopy:

E-mail: isnow@spgpartners.com

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Sean D. Rodgers, P.C.

Telecopy: +1 212 446 4800

E-mail:  Sean.rodgers@kirkland.com

S.P.G. Co-Investment, L.P.	S.P.G. Co-Investment, L.P. 667 Madison Avenue, 18th Floor New York, NY 10021 Attention: Ian K. Snow Telecopy:

E-mail: isnow@spgpartners.com with a copy to: Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attention: Sean D. Rodgers, P.C. Telecopy: +1 212 446 4800 E-mail: Sean.rodgers@kirkland.com

Schedule B

IFC Investors

International Finance Corporation

International Finance Corporation

2121 Pennsylvania Avenue, N.W.

Washington, D.C. 20433

United States

Facsimile:              +1 (202) 974-4392

Attention:              Director, Manufacturing, Agribusiness and Services Department

IFC African, Latin American and Caribbean Fund, LP

IFC Asset Management Company, LLC

c/o International Finance Corporation

2121 Pennsylvania Avenue, N.W.

Washington, D.C. 20433

United States

Facsimile:    +1 (202) 458 2239

Attention:            Head, IFC African, Latin American and Caribbean Fund, LP

Schedule C

M&D Investors

Douglas L. Becker	Chairman & CEO Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202 (410) 843-8060 (FAX)

Brian F. Carroll	Member Kohlberg Kravis Roberts & Co. Stirling Square, 7 Carlton Gardens London SW1Y 5AD ENGLAND +44 (0)20 7104 2502 (FAX)

Andrew B. Cohen	Managing Director Cohen Private Ventures, LLC 72 Cummings Point Road Stamford, CT 06902 (203) 823-4104 (FAX)

Quentin Van Doosselaere	Co CEO Bregal Investments 277 Park Avenue, 29th Floor New York, NY 10172 (212)573-6234(FAX)

Darren M. Friedman	Partner StepStone Group LLC 505 Fifth Avenue, 17th Floor New York, NY 10017 (212) 351-6110

John A. Miller	President and CEO North American Corporation 2101 Claire Court Glenview, Illinois 60025 (847) 832-4014 (FAX)

George Muñoz	Principal Munoz Investment Banking Group, LLC 2111 Wilson Blvd, Suite 850 Arlington, Virginia 22201 (703) 243-2874 (FAX)

Dr. Judith Rodin	President The Rockefeller Foundation 420 Fifth Ave New York, NY 10018 (212) 852-8277 (FAX)

Jonathan D. Smidt	Member Kohlberg Kravis Roberts & Co. 9 West 57th Street, Suite 4200 New York, NY 10019 (212) 750-0003 (FAX)

Ian K. Snow	CEO & Partner Snow Phipps Group, LLC 667 Madison Avenue, 18th Floor New York, NY 10065 (212)508-3334 (FAX)

Steven M. Taslitz	Senior Managing Director Sterling Partners 401 N. Michigan Avenue, Suite 3300 Chicago, IL 60611 (312) 465-7001 (FAX)

Robert B. Zoellick	101 Constitution Ave NW Suite 1000 East Washington DC 20001 (202) 525-3597 (FAX)

Timothy F. Daniels	Chief Executive Officer, Asia, Middle East and Africa Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Enderson Guimarães	President and Chief Operating Officer Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Alfonso Martinez	Chief Human Resources Officer Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Richard J. Patro	Chief Executive Officer, Global Products and Services Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Eilif Serck-Hanssen	Executive Vice President, Chief Financial Officer Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Karl D. Salnoske	Chief Information Officer Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Paula Singer	Chief Network Officer Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Ricardo Berckemeyer	Chief Executive Officer, LatAm Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Miguel Carmelo	Chief Executive Officer, Europe Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

Robert W. Zentz	Senior Vice President, Secretary, General Counsel Laureate Education, Inc. 650 S. Exeter Street Baltimore, Maryland 21202

SCHEDULE 11(s)

Other Registration Rights

Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto under the Agreement.

There are registration rights in respect of Registrable Securities or other equity securities of the Corporation pursuant to the following:

1.              The Wengen Registration Rights Agreement.

2.              The Securityholders’ Agreement, by and between Sponsor, Wengen Investments Limited and the other parties there to, dated as of July 11, 2007 as amended by Amendment No. 1 entered into as of August 17, 2007 and as amended by Amendment No. 2 entered into as of December 1, 2008 (as amended from time to time, the “Wengen Securityholders’ Agreement”).

3.              The Investors’ Stockholders Agreement, dated January 16, 2013, as amended from time to time, by and among the Corporation, Sponsor, and the IFC Investors.

4.              Form of Management Stockholder’s Agreement for equityholders by and among the Corporation, Sponsor and the M&D Investors party thereto (each such agreement the Company has entered into, as amended from time to time, a “Management Stockholder’s Agreement).

5.              Form of Stockholders’ Agreement for Entity-Appointed Directors by and among the Corporation, Sponsor and the M&D Investors party thereto (each such agreement the Company has entered into, as amended from time to time, an “Entity Director Stockholder’s Agreement”).

6.              Form of Stockholders’ Agreement for Individual Directors by and among the Corporation, Sponsor and the M&D Investors party thereto (each such agreement the Company has entered into an “Individual Director Stockholder’s Agreement” and collectively with the Entity Director Stockholder’s Agreements and the Management Stockholder’s Agreements, the “Management and Director Stockholders Agreements”).

EXHIBIT A

ADDENDUM AGREEMENT

This Addendum Agreement is made this [   ] day of [            ], 20[   ], by and between [                                 ] (the “New Holder”) and Laureate Education, Inc., a public benefit corporation organized under the laws of Delaware (the “Corporation”), pursuant to a Registration Rights Agreement dated as of December [•], 2016 (the “Agreement”), by and among the Corporation and the holders party thereto (the “Holders”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WITNESSETH:

WHEREAS, the New Holder has acquired Registrable Securities directly or indirectly from a Holder; and

WHEREAS, the Corporation and the Holders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Holder to the Agreement to the same extent as if it were an original party thereto.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the New Holder acknowledges that it has received and read the Agreement and that the New Holder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be an Investor thereunder.

New Holder

Address:

AGREED TO on behalf of the Corporation pursuant to Section 11(d) of the Agreement.

LAUREATE EDUCATION, INC.

By:
Name:
Title: